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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 8, 2005

                            VALENCE TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       0-20028                 77-0214673
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
        Incorporation)                                       Identification No.)


                      6504 BRIDGE POINT PARKWAY, SUITE 415
                               AUSTIN, TEXAS 78730
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On November 8, 2005, Valence Technology, Inc. announced by press release its financial results for the quarter ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.  The following exhibit is furnished with this Form 8-K:

EXHIBIT NO.                DESCRIPTION

Exhibit 99.1               Press Release of Valence Technology, Inc., dated
                           November 8, 2005.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VALENCE TECHNOLOGY, INC.



Date:    November 8, 2005                  /s/ Thomas F. Mezger
                                           -------------------------------------
                                           Name:    Thomas F. Mezger
                                           Title:   Chief Financial Officer and
                                                    Assistant Secretary


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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

Exhibit 99.1        Press Release of Valence Technology, Inc., dated November 8,
                    2005.